U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2012

MAJIC Wheels Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53110	98-0533882
(Commission File No.)	(IRS Employer Identification No.)

1950 Custom Drive
Fort Myers, FL 33907
Phone Number:  239-313-5672
(Address and telephone number of principal executive offices and place of business)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On March 7, 2012, the Company announced sales figures from its waste management and site work division for the three-month period from December 1, 2011 through February 29, 2012.  New sales from the period totaled $107,220.  The Company plans to release complete financial information from its waste management and site work division in its next annual report to be filed on Form 10-K for the period ended December 31, 2011.

The Company issued a press release on March 7, 2012 to announce these sales figures.  The press release is being filed as Exhibit 99.1 to this Form 8-K.

Item 9.01   Financial Statement and Exhibits.

(c)   Exhibits.

Exhibit No.	Description

99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJIC WHEELS CORP

Dated: March 7, 2012	By:	/s/ Denise Houghtaling
Denise S. Houghtaling
President

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